Exhibit 99.1

Contacts:	Francesca Marraro (media relations)
(212) 857-5442
fmarraro@hms.com

HMS HOLDINGS CORP. ANNOUNCES SECOND QUARTER 2013

FINANCIAL AND OPERATING RESULTS

•        Q2 revenue of $125.8 million; GAAP EPS of $0.12; Adjusted EPS of $0.20

•        First half revenue of $242.4 million; GAAP EPS of $0.20; Adjusted EPS of $0.35

•        2013 Guidance affirmed

Irving, Texas, July 26, 2013—HMS Holdings Corp. (NASDAQ: HMSY) today announced its financial and operating results for the second quarter of 2013.

Q2 2013 Financial Summary

For the quarter ended June 30, 2013, HMS reported revenue of $125.8 million, an increase of 4.8% compared to revenue of $120.1 million for the same period a year ago. Net income for the quarter was $10.4 million or $0.12 per fully diluted share compared to net income of $13.0 million or $0.15 per fully diluted share for the same period a year ago. Adjusted EPS decreased 13.0% year over year to $0.20.

For the first half of 2013, HMS reported revenue of $242.4 million, an increase of 6.6% compared to revenue of $227.4 million for the same period a year ago. Net income for the first half was $17.4 million or $0.20 per fully diluted share compared to net income of $20.0 million or $0.23 per fully diluted share for the same period a year ago. Adjusted EPS decreased 7.9% year over year to $0.35.

“Our financial results for the quarter were in line with our revised guidance, and we are affirming our full year 2013 guidance,” said Bill Lucia, Chief Executive Officer of HMS.

“We are in a dynamic healthcare environment,” Lucia remarked, “as Medicaid lives shift rapidly to managed care and implementation of the Affordable Care Act proves increasingly complex. For HMS, healthcare reform serves as a significant growth driver for our business because we can help our clients maneuver through the changing landscape. We are leveraging our leadership position in Medicaid and Medicare payment integrity and adapting our proven tools to meet the needs of commercial clients with multiple lines of business.”

Lucia added, “As HMS adapts to the demands of the changing industry, we are reshaping our underlying cost structure both to ensure our ability to respond to market needs with agility and flexibility, and to improve margins.”

Webcast and Conference Call Information

HMS will report its second quarter 2013 financial and operating results at 9:00 a.m. E T on Friday, July 26, 2013.  Individuals can access the webcast at http://investor.hms.com/events.cfm or listen to the call at (877) 303-7208.  International participants can listen to the call at (224) 357-2389.

The webcast will be archived on the website at http://investor.hms.com/events.cfm. Individuals can listen to the replay at (855) 859-2056.  International participants can listen to the replay at (404) 537-3406.  The passcode is 75822320. The replay will be available at Noon ET on July 26 through 11:59 p.m. ET on August 2, 2013.

The HMS Form 10-Q for the quarter ended June 30, 2013 will be filed and available on our website at http://investor.hms.com on or about August 9, 2013, and will contain additional information about our results of operations for the fiscal year-to-date. This press release and the interim financial statements herein will be available at http://investor.hms.com for at least a 12-month period. Shareholders and interested investors are welcome to contact Investor Relations at 212-857-5100.

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About HMS Holdings Corp.

HMS Holdings Corp. (NASDAQ: HMSY), through its subsidiaries, is the nation’s leader in coordination of benefits and program integrity services for healthcare payers. HMS’s clients include health and human services programs in more than 40 states; commercial programs, including commercial plans, employers, and over 150 Medicaid managed care plans; the Centers for Medicare and Medicaid Services (CMS); and Veterans Administration facilities. As a result of the company’s services, clients recovered over $3.2 billion in 2012, and saved billions more through the prevention of erroneous payments.

Use of Non-GAAP Financials

This press release includes presentations of earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA.  Adjusted EBITDA represents EBITDA adjusted for stock-based compensation expense.  EBITDA is a measure commonly used by the capital markets to value enterprises.  EBITDA is a non-GAAP financial measure and is reconciled to income before income taxes, which the Company’s management believes to be the most comparable generally accepted accounting principles (“GAAP”) measure.  Adjusted EBITDA results are calculated by adjusting GAAP income before income taxes to exclude the effects of depreciation, amortization of intangible assets, stock-based compensation expense, and net interest expense.

This press release also includes presentations of adjusted EPS. Adjusted EPS represents EPS adjusted for stock-based compensation expense and amortization of intangibles and for the related taxes for these adjustments. Adjusted EPS is a non-GAAP financial measure and is reconciled to EPS, which the Company’s management believes to be the most comparable GAAP measure.

The Company uses these non-GAAP financial measures for internal management purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons.  The Company’s management believes that these non-GAAP financial measures are a common measure used by investors and analysts to evaluate its performance.  These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provides a more complete understanding of the results of operations and trends affecting the Company’s business.  These non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income before income taxes in accordance with GAAP.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts.  Forward-looking statements can be identified by words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will,” “target,” “seeks,” “forecast” and similar expressions and references to guidance.  In particular, these include statements relating to future actions, business plans, objects and prospects, and future operating or financial performance.  Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to: regulatory actions, budgetary pressures and political influences that could affect the procurement practices and operations of healthcare organizations and agencies, reducing demand for our services; our ability to continue to secure contracts through the competitive bidding process and any related protests and to accurately predict the cost and time to complete such contracts; our ability to retain clients or the loss of one or more major clients; client dissatisfaction or early termination of contracts triggering significant costs or liabilities; the development by competitors of new or superior products or services; the emergence of new competitors, or the development by our clients of in-house capacity to perform the services we offer; all the risks inherent in the development, introduction, and implementation of new products and services; our ability to manage our growth and its demands on our resources and infrastructure; our ability to successfully integrate our acquisitions; our compliance with the covenants and obligations under the terms of our credit facility and our ability to generate sufficient cash to cover our interest and principal payments thereunder; variations in our results of operations; negative results of government reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations; changing conditions in the healthcare industry which could simplify the payment process and reduce the need for and price of our services; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse; and, our ability to maintain effective information systems and protect them from damage or interruption.  A further description of these and other risks, uncertainties, and related matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which is available at www.hms.com under the “Investor Relations” tab.  Any forward-looking statements made by us in this press release speak only as of the date of this press release.  Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them.  We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

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HMS HOLDINGS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

( in thousands, except per share amounts)

( unaudited)

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012

Revenue	$125,809	$120,069	$242,416	$227,383

Cost of services:
Compensation	46,032	40,043	90,016	79,319
Data processing	9,188	8,026	18,286	14,920
Occupancy	4,781	4,194	9,403	8,314
Direct project costs	12,269	13,200	25,539	26,043
Other operating costs	7,653	5,986	14,290	11,113
Amortization of acquisition related software and intangibles	8,759	8,149	16,688	16,298
Total cost of services	88,682	79,598	174,222	156,007

Selling, general & administrative expenses	16,761	14,875	32,560	29,739
Total operating expenses	105,443	94,473	206,782	185,746
Operating income	20,366	25,596	35,634	41,637

Interest expense	(4,047)	(4,158)	(7,779)	(8,363)
Other income, net	776	209	799	319
Interest income	17	2	18	4
Income before income taxes	17,112	21,649	28,672	33,597
Income taxes	6,692	8,669	11,276	13,574

Net income and comprehensive income	$10,420	$12,980	$17,396	$20,023

Basic income per common share:
Net income per share -basic	$0.12	$0.15	$0.20	$0.23

Weighted average common shares outstanding, basic	87,674	86,196	87,408	86,030

Diluted income per share:
Net income per share- diluted	$0.12	$0.15	$0.20	$0.23

Weighted average common shares outstanding, diluted	89,023	88,351	88,919	88,429

HMS HOLDINGS CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

( in thousands, except per share and per share  amounts)

( unaudited)

	June 30,	December 31,
	2013	2012

Assets
Current assets:
Cash and cash equivalents	$131,466	$135,227
Accounts receivable, net of allowance for doubtful accounts of $1,006 and $830, and estimated allowance for appeals of $10,949 and $6,985 at June 30, 2013 and December 31, 2012, respectively	163,786	153,014
Prepaid expenses	12,405	14,283
Prepaid income taxes	6,986	—
Current portion of deferred financing costs	—	3,336
Other current assets	390	317
Total current assets	315,033	306,177

Property and equipment, net	128,058	129,327
Goodwill	361,468	370,774
Intangible assets, net	106,416	109,919
Deferred financing costs	9,799	5,867
Other assets	4,481	3,988
Total assets	$925,255	$926,052

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable, accrued expenses and other liabilities	$34,917	$40,867
Acquisition related contingent consideration	432	588
Current portion of term loan	—	35,000
Deferred tax liabilities	2,289	2,398
Estimated liability for appeals	25,341	21,787
Total current liabilities	62,979	100,640

Long-term liabilities:
Deferred rent	592	500
Acquisition related contingent consideration	498	428
Revolving debt	302,796	—
Term loan	—	297,500
Other liabilities	4,560	3,305
Deferred tax liabilities	58,383	60,805
Total long-term liabilities	366,829	362,538
Total liabilities	429,808	463,178

Shareholders’ equity:
Preferred stock - $.01 par value; 5,000,000 shares authorized; none issued	—	—
Common stock - $.01 par value; 125,000,000 shares authorized; 93,185,831 shares issued and 87,760,984 shares outstanding at June 30, 2013; 92,374,539 shares issued and 86,949,692 shares outstanding at December 31, 2012	930	923
Capital in excess of par value	287,132	271,962
Retained earnings	227,399	210,003
Treasury stock, at cost; 5,424,847 shares at June 30, 2013 and at December 31, 2012	(20,014)	(20,014)
Total shareholders’ equity	495,447	462,874
Total liabilities and shareholders’ equity	$925,255	$926,052

HMS HOLDINGS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

( in thousands)

( unaudited)

	Six months ended June 30,
	2013	2012
Operating activities:
Net income	$17,396	$20,023
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30,162	26,871
Stock-based compensation expense	6,122	7,095
Excess tax benefit from exercised stock options	(4,244)	(6,842)
Deferred income taxes	(2,531)	(3,236)
Increase in allowance for doubtful debts	4,140	1,669
Change in fair value of contingent consideration	20	—
Loss on disposal of fixed assets	184	59
Changes in operating assets and liabilities:
Accounts receivable	(14,912)	(8,020)
Prepaid expenses	1,878	(6,195)
Prepaid income taxes	(2,742)	6,068
Other current assets	(73)	593
Other assets	7	(101)
Accounts payable, accrued expenses and other liabilities	(3,090)	(7,868)
Estimated liability for appeals	3,554	6,505
Net cash provided by operating activities	35,871	36,621

Investing activities:
Purchases of property and equipment	(12,734)	(15,789)
Investment in common stock	(500)	(3,024)
Acquisitions, net	—	(1,605)
Investment in capitalized software	(1,996)	(1,006)
Net cash used in investing activities	(15,230)	(21,424)

Financing activities:
Repayment of term loan	(332,500)	(8,750)
Proceeds from revolving debt	327,796	—
Repayment of revolving debt	(25,000)	—
Payment of deferred financing costs	(2,915)	—
Purchases of treasury stock	—	(10,617)
Payments on contingent consideration	—	(250)
Payments on capital lease obligations	(838)	(387)
Proceeds from exercise of stock options	6,309	7,453
Payments of tax withholdings on behalf of employees for net-share settlement for stock-based compensation	(1,498)	(1,127)
Excess tax benefit from exercised stock options	4,244	6,842
Net cash used in financing activities	(24,402)	(6,836)
Net (decrease)/increase in cash and cash equivalents	(3,761)	8,361
Cash and cash equivalents at beginning of period	135,227	97,003
Cash and cash equivalents at the end of period	131,466	105,364

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$19,881	$10,312
Cash paid for interest	$4,308	$6,933
Supplemental disclosure of noncash investing activities:
Accrued property and equipment purchases	$1,655	$1,187
Equipment purchased through capital leases	$2,196	$1,629

HMS HOLDINGS CORP. AND SUBSIDIARIES

( in thousands, except per share amounts)

( unaudited)

Reconciliation of Net income to EBITDA  and adjusted EBITDA

As summarized in the following table, earnings before interest, taxes, depreciation and amortization, and stock-based compensation expense (adjusted EBITDA) was $38.8 million for the second quarter of 2013, a decrease of 7.1% over the same period a year ago. Adjusted EBITDA for the first half of 2013 was 70.4 million, a decrease of 4.9% over the first half of 2012.

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net income	$10,420	$12,980	$17,396	$20,023

Net interest expense	4,030	4,156	7,761	8,359
Income taxes	6,692	8,669	11,276	13,574
Depreciation and amortization, net of deferred financing costs, included in net interest expense	14,548	12,557	27,843	24,987
Earnings before interest, taxes, depreciation and amortization (EBITDA)	35,690	38,362	64,276	66,943
Stock-based compensation expense	3,094	3,405	6,122	7,095
Adjusted EBITDA	$38,784	$41,767	$70,398	$74,038

Reconciliation of Net income to GAAP EPS and Adjusted EPS

As summarized in the following table, earnings per share adjusted for stock-based compensation expense and amortization of intangibles and for the related taxes (adjusted EPS) was $0.20  for the second quarter of 2013, a decrease of 13.0% over the same period a year ago. Adjusted EPS for the first half of 2013 was 0.35, a decrease of 7.9% over the first half of 2012.

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Net income	$10,420	$12,980	$17,396	$20,023

Stock-based compensation expense, net of tax	1,884	2,042	3,714	4,228
Amortization of intangibles, net of tax	5,333	4,886	10,125	9,713
Subtotal	$17,637	$19,908	$31,235	$33,964

Weighted average common shares, diluted	89,023	88,351	88,919	88,429

Diluted GAAP EPS	$0.12	$0.15	$0.20	$0.23
Diluted adjusted EPS	$0.20	$0.23	$0.35	$0.38